SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

June 17, 2010

Date of report (Date of earliest event reported)

BINGO.COM, LTD.

(Exact Name of Registrant as Specified in Its Charter)

ANGUILLA, BRITISH WEST INDIES

(State or Other Jurisdiction of Incorporation)

 333-120120-01                                 98-0206369

         (Commission File Number)              (IRS Employer Identification No.)

HANSA BANK BUILDING, GROUND FLOOR, LANDSOME ROAD

   AI 2640, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (264) 461-2646

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

ANNUAL GENERAL MEETING

At the Annual General Meeting of the Shareholders held on June 17, 2010, in Anguilla, the shareholders of the Company:

(a) Elected the following persons to serve as directors until the next annual meeting or until their successors are duly qualified:

T. M. Williams

J. M. Williams

C. M. Devereux

F. Curtis (Non Executive Director)

G. Whitton (Non Executive Director)

P. Nylander (Non Executive Director)

Mr. P. Nylander, was nominated at the Annual General Meeting. Mr. P. Nylander has served as the Chief Executive Officer of Unibet Group Plc since August 2005. From July 2003 to July 2005, he was Chief Executive Officer of Omnicom Group / OMD Sweden AB (Buyer of Media). From August 1994 to March 2003, he held various positions with MTG, Modern Times Group (A Media owner and Broadcaster of Free and Pay TV).

Election of the Directors of the Company.

Nominee	For	Against	Abstain	Not Voted
T. M. Williams	29,872,378	26,124	12,760	3,415,767
J. M. Williams	29,871,878	26,624	12,760	3,415,767
C. M. Devereux	29,875,197	23,305	12,760	3,415,767
G. Whitton	29,875,638	22,864	12,760	3,415,767
F. Curtis	29,875,638	22,864	12,760	3,415,767
P. Nylander	15,609,389	-	-	-

(b) Approved the selection of Davidson & Company LLP, Chartered Accountants as the Company's independent auditors for the fiscal year ending December 31, 2010.

            For                  Against           Abstain           Not Voted

            33,056,466      160,231           110,332                       -

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CONSULTING AGREEMENT

The Consulting agreement, dated August 17, 2001, with T. M. Williams (ROW) Inc and Mr. T. M. Williams, Chief Executive Officer of Bingo.com, Ltd., as filed in Exhibit 10.24, was amended and will become effective August 1, 2010. The Consulting agreement has been amended to a consultancy payment of US$11,666 per month payable in arrears.

The amendment is attached as Exhibit 10.33 to this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BINGO.COM, LTD.

(Registrant)

Date : June 17, 2010                            By:    /s/ T. M. Williams

T.M. WILLIAMS,

President and Director

EXHIBIT 10.33

THIS AMENDMENT is made effective the 1st day of August, 2010 (the "Effective Date")

BETWEEN:

            TM WILLIAMS (ROW), INC., a company incorporated under the laws of Anguilla with its registered office situated at Counsel Limited, PO Box 727, First Floor, Hansa Bank Building, The Valley, Anguilla, British West Indies (the "Consultant"),

AND

            BINGO.COM, LTD., a company incorporated under the laws of Anguilla with its registered office situated at Spencer House, The Valley, Anguilla, British West Indies (the "Company"),

AND

            T. M. WILLIAMS, businessman of #7 North Side, Brimingin Drive, The Valley, Anguilla, British West Indies, TV1 02P (the "Executive"),

WHEREAS:

A.         the Parties are party to an Agreement dated August 17, 2001 (the "Agreement"), along with subsequent amendments thereto, in which the Consultant provided the services of the Executive to the Company, initially as an interim President and CEO and, more recently, as permanent President and CEO.

B.         the Parties wish to amend the original Agreement and any amendments thereto as set out below.

THEREFORE IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED IN THIS AMENDMENT, AND THE SUM OF $1.00, THE RECEIPT AND SUFFICIENCY OF WHICH ARE AGREED TO BY THE PARTIES, THE PARTIES AGREE AS FOLLOWS:

A.                  AMENDMENTS

1)                   The words "outside the United Kingdom" are deleted in Section 2.1 of Agreement.

2)                   Section 6 is amended to read:

In consideration of the Consultancy and the Release, the Consultant shall be entitled to receive from the Company:

6.1        for each calendar month or part thereof during the duration of the agreement  the sum of Eleven Thousand, Six Hundred and Sixty Six dollars in lawful money of the United States of America (US$11,666), payable monthly in arrears in accordance with the provisions set out below or as may be agreed in writing from time to time by the parties hereto. In the event that the $CDN to $US exchange rate moves outside the range of $0.90/1.00 to $1.10/1.00 (CDN/US) , the parties will, in good faith, renegotiate the amount payable in $US so that  its value stays approximately at the CDN$140,000 equivalent.

3)                   The Company's Notice Address set out in Section 16 is changed to:

                                    Hansa Bank Building

                                    Ground Floor, Landsome Road

                                    The Valley, Anguilla

                                    AI 2640, BWI

B.                  CONFIRMATION

All provisions of the Agreement and subsequent amendments not contemplated or changed pursuant to this Amendment are hereby confirmed by the parties.

C.                  RENEWAL

Pursuant to Section 5 of the Agreement, the parties hereby agree to renew the Agreement for a further one year term, such term to expire on July 31st, 2011 subject to further renewal under the Agreement.

IN WITNESS whereof the parties or their respective duly authorised representatives have executed this Agreement on the 16th day of June, 2010.

TM Williams (ROW) Inc.

Per:

/s/ Donald R Curtis

Donald R. Curtis,

Director

Bingo.com, Ltd.

Per:

/s/ C. M. Devereux

C.  M. Devereux

Director

Signed by                                                                                 )

T. M. Williams                                                                       )

In the presence of:                                                                    )

                                                                                                )

                                                                                                ) /s/ T. M. Williams

/s/ Sharon Richardson                                                               ) T. M. Williams

Witness Signature                                                                     )

                                                                                                )

                                                                                                )

                                                                                                )

Sharon Richardson                                                                     )

Witness Name